Exhibit 10.2

AMENDMENT TO LETTER AGREEMENT

THIS AMENDMENT TO LETTER AGREEMENT (this “Amendment”) is made and entered into as of [●], and shall be effective as of the Closing (defined below), by and among (i) Global SPAC Partners Co., a Cayman Islands exempted company (“Company”), (ii) Global SPAC Sponsors LLC, a Delaware limited liability company (the “Sponsor”), (iii) I-Bankers Securities, Inc. (“I-Bankers”), (iv) Gorilla Technology Group Inc., a Cayman Islands exempted company (the “Target”), and (v) the undersigned individuals, each of whom is a member of the Company’s board of directors and/or management team and who, along with the Sponsor and I-Bankers, and other transferees of the applicable Company securities, is referred to as an “Insider” pursuant to the terms of the Letter Agreement. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Letter Agreement (as defined below) (and if such term is not defined in the Letter Agreement, then in the BCA (as defined below)).

RECITALS

WHEREAS, Company, the Sponsor, I-Bankers and the other undersigned Insiders are parties to that certain Letter Agreement, dated as of April 8, 2021 (the “Original Agreement” and, as amended by this Amendment, the “Letter Agreement”), pursuant to which I-Bankers, the Sponsor and the undersigned Insiders agreed, among other matters, to (i) waive their redemption rights with respect to their Founder Shares, Placement Shares, Representative’s Shares and any Class A ordinary shares underlying the Subunits that they may hold in connection with the completion of the proposed Business Combination, (ii) waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares, Placement Shares and Representative’s Shares if Company fail to complete its initial Business Combination within the completion window (although they will be entitled to liquidating distributions from the trust account with respect to any public shares they hold if Company fails to complete its initial business combination within the completion window), (iii) vote in favor of any proposed Business Combination for which the Company seeks approval, and (iv) certain transfer restrictions with respect to the Founder Shares, Placement Units, Placement Subunits, Placement Shares, Placement Warrants (or Ordinary Shares issued or issuable upon the conversion or exercise thereof);

WHEREAS, on December 21, 2021, the Company, the Target and Gorilla Merger Sub, Inc., a Cayman Islands exempted company and a direct wholly owned subsidiary of the Target (“Merger Sub”), entered into that certain Business Combination Agreement (the “Original BCA”);

WHEREAS, on May 18, 2022, the Company, the Target, Merger Sub, the Sponsor in the capacity as the SPAC Representative (as defined in the BCA) thereunder, and Tomoyuki Nii, in the capacity as the Company Representative (as defined in the BCA) thereunder, entered into that certain Amended and Restated Business Combination Agreement (as it may be further amended from time to time in accordance with the terms thereof, the “BCA”);

WHEREAS, pursuant to the BCA, subject to the terms and conditions thereof, (i) prior to, but contingent upon, the consummation of the Merger (as defined below) (the “Closing”), pursuant to a recapitalization (the “Recapitalization”) approved by the Target’s shareholders, (a) each outstanding preferred share of the Target shall become and be converted into ordinary shares of the Target (“Target Ordinary Shares”) and (b) immediately following such conversion, each then outstanding Target Ordinary Share shall become and be converted into such number of Target Ordinary Shares as is determined pursuant to the terms of the BCA; (ii) as described the BCA, immediately following the consummation of the Recapitalization, Merger Sub shall, at the Effective Time, be merged with and into Company (the “Merger”), with the Company surviving the Merger and continuing as a wholly owned subsidiary of the Target, and, in connection therewith, (A) each ordinary share of the Company issued and outstanding immediately prior to the Effective Time (including without limitation ordinary shares of the Company to be issued immediately prior to the Closing as part of subunits issued in the equity private placement (the “PIPE”) being conducted by the Company pursuant to Amended and Restated Subscription Agreements (the “Subscription Agreements”) being entered into by the Company, the Target and certain investors, pursuant to which such investors are purchasing Subunits substantially identical to the Subunits sold in the Company’s initial public offering and receiving from the Target one-half (½) of one Class B CVR (as defined in the BCA) for each Subunit purchased in the PIPE), shall no longer be outstanding and shall automatically be cancelled, in exchange for the right of the holder thereof to receive an equal number of Target Ordinary Shares and Class A CVRs (as defined in the BCA), and (B) each outstanding warrant of the Company shall be assumed by the Target and become a warrant to purchase the same number of Target Ordinary Shares (each, a “Target Warrant”) at the same exercise price during the same exercise period as the Company warrant being assumed all upon the terms and subject to the conditions set forth in the BCA and in accordance with the provisions of applicable law; and (iii) the memorandum and articles of association of the Company shall be amended and restated in the form attached to the BCA and each issued and outstanding share of common stock of Merger Sub shall become and be converted into one ordinary share of the Company, and the corporate name of the Company shall be changed to a name mutually agreed upon by the Company and the Target;

WHEREAS, the parties hereto desire to amend the Original Agreement to (i) add the Target as a party to the Letter Agreement, (ii) have the Insiders, as holders of Placement Units, waive their rights under the BCA to receive any Class A CVRs with respect to the ordinary shares of the Company under their Placement Units, and (iii) to revise the terms hereof in order to reflect the transactions contemplated by the BCA, including without limitation the issuance of Target Ordinary Shares in exchange for Company Class A Shares and Company Class B Shares thereunder and the issuance of Target Warrants in exchange for warrants of the Company thereunder; and

WHEREAS, pursuant to Section 12 of the Original Agreement, the Original Agreement can be amended with the written consent by all parties thereto.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Addition of the Target as a Party to the Letter Agreement. The parties hereby agree to add the Target as a party to the Letter Agreement. The parties further agree that, from and after the Closing, (i) all of the rights and obligations of the Company under the Letter Agreement shall be, and hereby are, assigned and delegated to the Target as if it were the original “Company” party thereto, and (ii) all references to the Company under the Letter Agreement relating to periods from and after the Closing shall instead be a reference to the Target. By executing this Amendment, the Target hereby agrees to be bound by and subject to all of the terms and conditions of the Letter Agreement, as amended by this Amendment, from and after the Closing as if it were the original “Company” party thereto.

2. Amendments to the Letter Agreement. The Parties hereby agree to the following amendments to the Letter Agreement:

(a) The defined terms in this Amendment, including within limitation in the preamble and recitals hereto, and the definitions incorporated by reference from the BCA, are hereby added to the Letter Agreement as if they were set forth therein.

(b) The parties hereby agree that (i) the terms “Ordinary Shares”, “Founder Shares”, “Representative’s Shares” and “Placement Shares” as used in the Letter Agreement shall include without limitation any and all Target Ordinary Shares into which any such securities will convert in the Merger, (ii) the term “Placement Warrants” shall include without limitation any and all Target Warrants into which such securities will convert in the Merger. and (iii) the terms “Placement Units” and “Placement Subunits” shall include without limitation any and all Target Ordinary Shares and Target Warrants into which such securities will convert in the Merger, including without limitation in each case, for purposes of Section 7 of the Letter Agreement. The parties further agree that from and after the Closing, any reference (as applicable and as appropriate) in the Letter Agreement to (A) Ordinary Shares will instead refer to the Target Ordinary Shares (and any other securities of the Target or any successor entity issued in consideration of, including without limitation as a stock split, dividend or distribution, or in exchange for any of such securities), and (B) Warrants will instead refer to the warrants of the Target (and any warrants of the Target or any successor entity issued in consideration of or in exchange for any of such warrants).

3. Waiver of Rights to Class A CVRs. Each Insider hereby irrevocably waives any and all rights that it might have, whether under the BCA, applicable law or otherwise, to receive Class A CVRs in the Merger with respect to any Placement Shares that it owns (including without limitation through its ownership of Placement Units or Placement Subunits).

4. Effectiveness. Notwithstanding anything to the contrary contained herein, this Amendment shall become effective upon the Closing. In the event that the BCA is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

5. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Letter Agreement in the Original Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Letter Agreement, as amended by this Amendment (or as the Letter Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Agreement, including without limitation Section 17 thereof.

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Amendment to Letter Agreement as of the date first above written.

Sincerely,

GLOBAL SPAC PARTNERS CO.

By:
Name:
Title:

GORILLA TECHNOLOGY GROUP INC.

By:
Name:
Title:

GLOBAL SPAC SPONSORS LLC

By:
Name:
Title:

I-BANKERS SECURITIES, INC.

By:
Name:
Title:

Name:	Jayesh Chandan

Name:	Bryant B. Edwards

Name:	Stephen N. Cannon

Name:	Long Long

Name:	Amir Kazmi

Name:	Marwan Abedin

{Signature Page to Amendment to Letter Agreement}

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